Exhibit C

EQ ADVISORS TRUST

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

THIS AGREEMENT made and entered into this 9th day of December, 1997 by and between EQ Advisors Trust (“Trust”), an open-end management investment company, on behalf of each of its series specified in Appendix A (“Portfolios”) and EQ Financial Consultants, Inc., the investment manager for the Trust (“Manager”).

WHEREAS, the Manager acts as investment manager to each of the Portfolios and each Portfolio is advised by an investment adviser; and

WHEREAS, pursuant to the requirement of Rule 17g-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust, on behalf of each Portfolio, and the Manager have obtained fidelity bond coverage as named parties (“Insureds”) under a joint insured fidelity bond, as amended from time to time to reflect any additions to Appendix A (“Bond”); and

WHEREAS, the Insureds, in order to be covered by a single fidelity bond, are required by Rule 17g-1 to be parties to an agreement that establishes the criteria by which premiums and recoveries under the Bond shall be allocated among the Portfolios.

NOW THEREFORE, it is agreed as follows:

1. Amount of Coverage Maintained. The amount of fidelity coverage under the Bond shall at all times be at least equal in the amount to the sum of (i) the total amount of coverage that the Trust, on behalf of each Portfolio, would have been required to provide and maintain individually pursuant to the schedule set forth in paragraph (d) of Rule 17g-1 under the 1940 Act had the Trust not been a named insured under the Bond, plus (ii) the amount of each bond that the Manager would have been required to provide and maintain pursuant to federal statutes or regulations had it not been a named insured under the Bond. The amount of fidelity coverage under the Bond shall be approved at least annually by the Board of Trustees of the Trust, including a majority of those Trustees who are not “interested persons” of the Trust as defined by Section 2(a)(19) of the 1940 Act.

2. Allocation of Recovery. In the event an actual pecuniary loss is suffered by any two or more of the Insureds under circumstances covered by the terms of the Bond, any recovery under the Bond shall be allocated among such Insureds as follows:

(a) If the total amount of coverage provided under the Bond exceeds or is equal to the amount of the combined total amount of loss suffered by the Insureds suffering loss, then each such Insured shall be entitled to recover the amount of its actual loss.

(b) If the amount of loss suffered by each Insured suffering loss exceeds its minimum coverage requirement as set forth in Section 1 hereof and the amount of such Insureds’ combined actual losses exceeds the total amount of coverage provided under the Bond, then each such Insured shall be entitled to recover (i) its minimum coverage requirement, and (ii) to the extent there exists any excess coverage, the proportion of such excess coverage that its minimum requirement bears to the amount of the combined minimum coverage requirements of the Insureds suffering actual loss; provided, however, that if the actual loss of any such Insureds is less than the sum of (i) and (ii) above, then such difference shall be recoverable by the other Insured or Insureds in proportion to their relative minimum coverage requirements.

(c) If (i) the amount of actual loss suffered by any Insured is less than or equal to its minimum coverage requirement, (ii) the amount of actual loss of another Insured or the other Insureds exceeds its or their minimum coverage requirement or requirements, and (iii) the amount of the combined actual losses of the Insureds exceeds the total amount of coverage provided under the Bond, then any Insured that has suffered an amount of actual loss less than or equal to its minimum coverage requirement shall be entitled to recover its actual loss. If only one other Insured has suffered actual loss, it shall be entitled to recover the remainder of the amount of the coverage under the bond. If more than one Insured has suffered actual loss in excess of the remaining coverage, then they shall allocate such remaining amount of coverage in accordance with paragraph (b) of this section 2.

3. Allocation of Premiums. No premium shall be paid under the Bond unless the Board of Trustees of the Trust, including a majority of those Trustees who are not “interested persons” of the Trust as defined by Section 2(a)(19) of the 1940 Act, shall approve the portion of the premium to be paid by the Trust, on behalf of each Portfolio. The premium payable on the Bond shall be allocated between the Trust and the Manager as determined by the Board of Trustees of the Trust.

4. Amendment. This Agreement may not be amended or modified in any manner except by a written agreement executed by the parties.

5. Filing with the Commission. A copy of this Agreement and any amendment thereto shall be filed with the Securities and Exchange Commission within 10 days after the execution thereof.

6. Applicable Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

7. Limitations of Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust, and any amendments thereto, are on file with the Secretary of State of Delaware, and it is hereby agreed that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, EQ Advisors Trust, on behalf of each of its Portfolios, and EQ Financial Consultants, Inc., have caused this Agreement to be executed as of the day and year first written.

EQ Advisors Trust, on behalf of each of its Portfolios		EQ Financial Consultants, Inc.

By:	/s/ Peter D. Noris	By:	/s/ Peter D. Noris
	Peter D. Noris		Peter D. Noris
	President and Trustee		Executive Vice President

Appendix A

T. Rowe Price International Stock Portfolio

T. Rowe Price Equity Income Portfolio

EQ/Putnam Growth & Income Value Portfolio

EQ/Putnam International Equity Portfolio

EQ/Putnam Investors Growth Portfolio

EQ/Putnam Balanced Portfolio

MFS Research Portfolio

MFS Emerging Growth Companies Portfolio

Morgan Stanley Emerging Markets Equity Portfolio

Warburg Pincus Small Company Value Portfolio

Merrill Lynch World Strategy Portfolio

Merrill Lynch Basic Value Equity Portfolio

Lazard Large Cap Value Portfolio

Lazard Small Cap Value Portfolio

JPM Core Bond Portfolio

BT Small Company Index Portfolio

BT International Equity Index Portfolio

BT Equity 500 Index Portfolio

AMENDMENT NO. 1

TO

AMENDED AND RESTATED FIDELITY BOND SHARING

AMENDMENT NO. 1 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 1), dated as of December 31, 1998, between EQ Advisors Trust, a Delaware business trust (the “Trust”) and EQ Financial Consultants, Inc., a Delaware corporation (“EQ Financial”)

The Portfolios hereby agree to modify and amend the Amended and Restated Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 as follows:

1. New Portfolios. The MFS Growth with Income Portfolio, the EQ/Evergreen Foundation Portfolio and the EQ/Evergreen Portfolio, (the “New Portfolios”) shall be included as Portfolios in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 as of the date first above set forth.

EQ ADVISORS TRUST		EQ FINANCIAL CONSULTANTS, INC.

By:	/s/ Peter D. Noris	By:	/s/ Michael S. Martin
	Peter D. Noris		Michael S. Martin
	President and Trustee		Chairman of the Board and Chief Executive Officer

APPENDIX A

TO

AMENDMENT NO. 1

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

Portfolios

BT Equity 500 Index Portfolio
BT International Equity Index Portfolio
BT Small Company Index Portfolio
EQ/Evergreen Foundation
EQ/Evergreen Portfolio
EQ/MFS Growth with Income Portfolio
EQ/Putnam Balanced Portfolio
EQ/Putnam Growth & Income Value Portfolio
EQ/Putnam International Equity Portfolio
EQ/Putnam Investors Growth Portfolio
JPM Core Bond Portfolio
Lazard Large Cap Value Portfolio
Lazard Small Cap Value Portfolio
Merrill Lynch Basic Value Equity Portfolio
Merrill Lynch World Strategy Portfolio
MFS Emerging Growth Companies Portfolio
MFS Research Portfolio
Morgan Stanley Emerging Markets Equity Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Warburg Pincus Small Company Value Portfolio

AMENDMENT NO. 2

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 2 to Amended and Restated Bond Sharing Agreement (“Amendment No. 1”), dated as of May 1, 1999, between EQ Advisors Trust, a Delaware business trust (the “Trust”) on behalf of each of its series specified in Appendix A attached hereto (the “Portfolios”) and EQ Financial Consultants, Inc., a Delaware corporation (“EQ Financial”).

The Portfolios hereby agree to modify and amend the Amended and Restated Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 as follows:

1. New Portfolios. The EQ/Alliance Premier Growth Portfolio, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio, Capital Guardian International Portfolio, (the “New Portfolios”) shall be included as Portfolios in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

3. Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by EQ Financial.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 2 as of the date first above set forth.

EQ ADVISORS TRUST		EQ FINANCIAL CONSULTANTS, INC.

By:	/s/ Peter D. Noris	By:	/s/ Michael S. Martin
	Peter D. Noris		Michael S. Martin
	President and Trustee		Chairman of the Board and Chief Executive Officer

APPENDIX A

TO

AMENDMENT NO. 2

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

Portfolios

BT Equity 500 Index Portfolio
BT International Equity Index Portfolio
BT Small Company Index Portfolio
Capital Guardian Research Portfolio
Capital Guardian U.S. Equity Portfolio
Capital Guardian International Portfolio
EQ/Alliance Premier Growth Portfolio
EQ/Evergreen Foundation Portfolio
EQ/Evergreen Portfolio
EQ/Putnam Balanced Portfolio
EQ/Putnam Growth & Income Value Portfolio
EQ/Putnam Investors Growth Portfolio
EQ/Putnam International Equity Portfolio
JPM Core Bond Portfolio
Lazard Large Cap Value Portfolio
Lazard Small Cap Value Portfolio
Merrill Lynch World Strategy Portfolio
Merrill Lynch Basic Value Equity Portfolio
MFS Emerging Growth Companies Portfolio
MFS Growth with Income Portfolio
MFS Research Portfolio
Morgan Stanley Emerging Markets Equity Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Warburg Pincus Small Company Value Portfolio

AMENDMENT NO. 3

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 3 to Amended and Restated Bond Sharing Agreement (“Amendment No. 3”), dated as of July 12, 1999, between EQ Advisors Trust, a Delaware business trust (the “Trust”) on behalf of each of its series specified in Appendix A attached hereto (the “Portfolios”) and EQ Financial Consultants, Inc., a Delaware corporation (“EQ Financial”).

The Portfolios hereby agree to modify and amend the Amended and Restated Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 as follows:

1. New Portfolios. The EQ/Calvert Socially Responsible Portfolio, Alliance Money Market Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance Quality Bond Portfolio, Alliance High Yield Portfolio, Alliance Common Stock Portfolio, Alliance Equity Index Portfolio, Alliance Growth and Income Portfolio, Alliance Global Portfolio, Alliance International Portfolio, Alliance Balanced Portfolio, Alliance Conservative Investors Portfolio, Alliance Growth Investors Portfolio, Alliance Aggressive Stock Portfolio and Alliance Small Cap Growth Portfolio, (the “New Portfolios”) shall be included as Portfolios in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

3. Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by EQ Financial.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 3 as of the date first above set forth.

EQ ADVISORS TRUST		EQ FINANCIAL CONSULTANTS, INC.

By:	/s/ Peter D. Noris	By:	/s/ Michael S. Martin
	Peter D. Noris		Michael S. Martin
	President and Trustee		Chairman of the Board and Chief Executive Officer

APPENDIX A

TO

AMENDMENT NO. 3

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

Portfolios

Alliance Money Market Portfolio
Alliance Intermediate Government Securities Portfolio
Alliance Quality Bond Portfolio
Alliance High Yield Portfolio
Alliance Common Stock Portfolio
Alliance Equity Index Portfolio
Alliance Growth and Income Portfolio
Alliance Global Portfolio
Alliance International Portfolio
Alliance Balanced Portfolio
Alliance Conservative Investors Portfolio
Alliance Growth Investors Portfolio
Alliance Aggressive Stock Portfolio
Alliance Small Cap Growth Portfolio
BT Equity 500 Index Portfolio
BT International Equity Index Portfolio
BT Small Company Index Portfolio
Calvert Socially Responsible Portfolio
Capital Guardian Research Portfolio
Capital Guardian U.S. Equity Portfolio
Capital Guardian International Portfolio
EQ/Alliance Premier Growth Portfolio
EQ/Evergreen Foundation Portfolio
EQ/Evergreen Portfolio
EQ/Putnam Balanced Portfolio
EQ/Putnam Growth & Income Value Portfolio
EQ/Putnam Investors Growth Portfolio
EQ/Putnam International Equity Portfolio
JPM Core Bond Portfolio
Lazard Large Cap Value Portfolio
Lazard Small Cap Value Portfolio
Merrill Lynch World Strategy Portfolio
Merrill Lynch Basic Value Equity Portfolio
MFS Emerging Growth Companies Portfolio
MFS Growth with Income Portfolio
MFS Research Portfolio
Morgan Stanley Emerging Markets Equity Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Warburg Pincus Small Company Value Portfolio

AMENDMENT NO. 4

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 4 to Amended and Restated Bond Sharing Agreement (“Amendment No. 4”), dated as of May 1, 2000, between EQ Advisors Trust, a Delaware business trust (the “Trust”) on behalf of each of its series specified in Appendix A attached hereto (the “Portfolios”) and The Equitable Life Assurance Society of the United States (“Equitable”)

The Portfolios hereby agree to modify and amend the Amended and Restated Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 as follows:

1. Parties to the Agreement. As a result of the transfer of the Investment Management Agreement between the Trust and EQ Financial Consultants, Inc. to Equitable on September 17, 1999, the parties to the Amended and Restated Bond Sharing Agreement, and any amendments thereto after the date of such transfer, will be the Trust and Equitable.

2. New Portfolios. The EQ/Alliance Technology Portfolio, (the “New Portfolio”) shall be included as a Portfolio in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

3. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

4. Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by Equitable.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 4 as of the date first above set forth.

EQ ADVISORS TRUST		THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

By:	/s/ Peter D. Noris	By:	/s/ Brian S. O’Neil
	Peter D. Noris		Brian S. O’Neil
	President and Trustee		Executive Vice President

APPENDIX A

TO

AMENDMENT NO. 4

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

Portfolios

EQ/Aggressive Stock Portfolio
EQ/Balanced Portfolio
EQ/Alliance Technology Portfolio
Alliance Money Market Portfolio
Alliance Intermediate Government Securities Portfolio
Alliance Quality Bond Portfolio
Alliance High Yield Portfolio
Alliance Common Stock Portfolio
Alliance Equity Index Portfolio
Alliance Growth and Income Portfolio
Alliance Global Portfolio
Alliance International Portfolio
Alliance Conservative Investors Portfolio
Alliance Growth Investors Portfolio
Alliance Small Cap Growth Portfolio
EQ/Alliance Premier Growth Portfolio
BT Equity 500 Index Portfolio
BT International Equity Index Portfolio
BT Small Company Index Portfolio
Capital Guardian Research Portfolio
Capital Guardian U.S. Equity Portfolio
Capital Guardian International Portfolio
Calvert Socially Responsible Portfolio
EQ/Evergreen Foundation Portfolio
EQ/Evergreen Portfolio
EQ/Putnam Balanced Portfolio
EQ/Putnam Growth & Income Value Portfolio
EQ/Putnam Investors Growth Portfolio
EQ/Putnam International Equity Portfolio
J.P. Morgan Core Bond Portfolio
Lazard Large Cap Value Portfolio
Lazard Small Cap Value Portfolio
Mercury World Strategy Portfolio
Mercury Basic Value Equity Portfolio
MFS Emerging Growth Companies Portfolio
MFS Growth with Income Portfolio
MFS Research Portfolio
Morgan Stanley Emerging Markets Equity Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Warburg Pincus Small Company Value Portfolio

AMENDMENT NO. 5

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 5 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 5”), dated as of September 1, 2000, between EQ Advisors Trust, a Delaware business trust (the “Trust”) on behalf of each of its series specified in Appendix A attached hereto (the “Portfolios”) and The Equitable Life Assurance Society of the United States (“Equitable”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 as follows:

1. New Portfolios. The EQ/AXP New Dimensions Portfolio, EQ/AXP Strategy Aggressive Portfolio, FI Mid Cap Portfolio and the EQ/Janus Large Cap Growth Portfolio (the “New Portfolios”) shall be included as Portfolios in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

3. Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by Equitable.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 5 as of the date first above set forth.

EQ ADVISORS TRUST		THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

By:	/s/ Peter D. Noris	By:	/s/ Brian S. O’Neil
	Peter D. Noris		Brian S. O’Neil
	President and Trustee		Executive Vice President

APPENDIX A

TO

AMENDMENT NO. 5

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

Portfolios

Alliance Common Stock Portfolio
Alliance Conservative Investors Portfolio
Alliance Global Portfolio
Alliance Growth and Income Portfolio
Alliance Growth Investors Portfolio
Alliance High Yield Portfolio
Alliance Intermediate Government Securities Portfolio
Alliance International Portfolio
Alliance Money Market Portfolio
Alliance Quality Bond Portfolio
Alliance Small Cap Growth Portfolio
EQ/Aggressive Stock Portfolio
(fka Alliance Aggressive Stock Portfolio)
EQ/Alliance Premier Growth Portfolio
EQ/Alliance Technology Portfolio
EQ/AXP New Dimensions Portfolio
EQ/AXP Strategy Aggressive Portfolio
EQ/Balanced Portfolio
(fka Alliance Balanced Portfolio)
Calvert Socially Responsible Portfolio
Capital Guardian International Portfolio
Capital Guardian Research Portfolio
Capital Guardian U.S. Equity Portfolio
EQ Equity 500 Index Portfolio*
(fka Alliance Equity Index Portfolio)
EQ/Evergreen Foundation Portfolio
EQ/Evergreen Portfolio
FI Mid Cap Portfolio
FI Small/Mid Cap Value Portfolio
(fka Warburg Pincus Small Company Value Portfolio)
EQ International Equity Index Portfolio*
(fka BT International Equity Index Portfolio)
EQ/Janus Large Cap Growth Portfolio
J.P. Morgan Core Bond Portfolio
(fka JPM Core Bond Portfolio)
Lazard Large Cap Value Portfolio
Lazard Small Cap Value Portfolio
Mercury World Strategy Portfolio
(fka Merrill Lynch World Strategy Portfolio)
Mercury Basic Value Equity Portfolio
(fka Merrill Lynch Value Equity Portfolio)
MFS Emerging Growth Companies Portfolio

MFS Growth with Income Portfolio
MFS Research Portfolio
Morgan Stanley Emerging Markets Equity Portfolio
EQ/Putnam Balanced Portfolio
EQ/Putnam Growth & Income Value Portfolio
EQ/Putnam Investors Growth Portfolio
EQ/Putnam International Equity Portfolio
EQ Small Company Index Portfolio*
(fka BT Small Company Index Portfolio)
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio

*	Name Change Effective October 6, 2000.

AMENDMENT NO. 6

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 6 to Amended and Restated Bond Sharing Agreement (“Amendment No. 6”), dated as of September 1, 2001, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 as follows:

1. New Portfolio. The EQ/Marsico Focus Portfolio (“New Portfolio”) shall be included as a Portfolio in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

3. Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by AXA Advisors, LLC.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 6 as of the date first above set forth.

EQ ADVISORS TRUST		AXA ADVISORS, LLC

By:	/s/ Peter D. Noris	By:	/s/ Michael S. Martin
	Peter D. Noris		Michael S. Martin
	President and Trustee		Chairman of the Board and Chief Executive Officer

APPENDIX A

AMENDMENT NO. 6

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio	EQ/Equity 500 Index Portfolio
EQ/Alliance Global Portfolio	(fka Alliance Equity Index Portfolio)
EQ/Alliance Growth and Income Portfolio	EQ/Evergreen Omega Portfolio
EQ/Alliance Growth Investors Portfolio	(fka Evergreen Portfolio)
EQ/Alliance High Yield Portfolio	EQ/FI Mid Cap Portfolio
EQ/Alliance Intermediate Government Securities Portfolio	EQ/FI Small/Mid Cap Value Portfolio
EQ/Alliance International Portfolio	(fka Warburg Pincus Small Company Value Portfolio)
EQ/Alliance Money Market Portfolio	EQ/International Equity Index Portfolio
EQ/Alliance Quality Bond Portfolio	(fka International Equity Index Portfolio)
EQ/Aggressive Stock Portfolio	EQ/J.P. Morgan Core Bond Portfolio
(fka Alliance Aggressive Stock Portfolio)	(fka JPM Core Bond Portfolio)
EQ/Alliance Premier Growth Portfolio	EQ/Lazard Small Cap Value Portfolio
EQ/Alliance Small Cap Growth Portfolio	EQ/MARSICO FOCUS PORTFOLIO
EQ/Alliance Technology Portfolio	EQ/Mercury Basic Value Equity Portfolio
EQ/AXP New Dimensions Portfolio	(fka Merrill Lynch Value Equity Portfolio)
EQ/AXP Strategy Aggressive Portfolio	EQ/MFS Emerging Growth Companies Portfolio
EQ/Bernstein Diversified Value Portfolio	EQ/MFS Investors Trust Portfolio
(fka Lazard Large Cap Value Portfolio)	(fka MFS Growth with Income Portfolio)
EQ/Balanced Portfolio	EQ/MFS Research Portfolio
(fka Alliance Balanced Portfolio)	EQ/Morgan Stanley Emerging Markets Equity Portfolio
EQ/Calvert Socially Responsible Portfolio	EQ/Putnam Balanced Portfolio
EQ/Capital Guardian International Portfolio	EQ/Putnam Growth & Income Value Portfolio
EQ/Capital Guardian Research Portfolio	EQ/Putnam Investors Growth Portfolio
EQ/Capital Guardian U.S. Equity Portfolio	EQ/Putnam International Equity Portfolio
EQ/Small Company Index Portfolio
EQ/T. Rowe Price International Stock Portfolio

*	Effective May 18, 2001, the EQ Advisors Trust Portfolio names will include “EQ/”.

AMENDMENT NO. 7

TO THE AMENDED AND

RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 7 to Amended and Restated Bond Sharing Agreement (“Amendment No. 7”), dated as of December 9, 2002, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 as follows:

1.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

2.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by The Equitable Life Assurance Society of the United States (“Equitable”) or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 7 as of the date first above set forth.

EQ ADVISORS TRUST		THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

By:	/s/ Steven M. Joenk	By:	/s/ Peter D. Noris
	Steven M. Joenk		Peter D. Noris
	President		Executive Vice President and Chief Investment Officer

APPENDIX A

AMENDMENT NO. 7

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio	EQ/Evergreen Omega Portfolio
EQ/Alliance Growth and Income Portfolio	(fka Evergreen Portfolio)
EQ/ High Yield Portfolio	EQ/FI Mid Cap Portfolio
EQ/Alliance Intermediate Government Securities Portfolio	EQ/FI Small/Mid Cap Value Portfolio
EQ/Alliance International Portfolio	(fka Warburg Pincus Small Company Value Portfolio)
EQ/Money Market Portfolio	EQ/International Equity Index Portfolio
(name change as of November 22, 2002)	(fka BT International Equity Index Portfolio)
EQ/Alliance Quality Bond Portfolio	EQ/J.P. Morgan Core Bond Portfolio
EQ/Aggressive Stock Portfolio	(fka JPM Core Bond Portfolio)
(fka Alliance Aggressive Stock Portfolio)	EQ/Lazard Small Cap Value Portfolio
EQ/Alliance Premier Growth Portfolio	EQ/MARSICO FOCUS PORTFOLIO
EQ/Alliance Small Cap Growth Portfolio	EQ/Mercury Basic Value Equity Portfolio
EQ/Alliance Technology Portfolio	(fka Merrill Lynch Value Equity Portfolio)
EQ/Bernstein Diversified Value Portfolio	EQ/MFS Emerging Growth Companies Portfolio
(fka Lazard Large Cap Value Portfolio)	EQ/MFS Investors Trust Portfolio
EQ/Balanced Portfolio	(fka MFS Growth with Income Portfolio)
(fka Alliance Balanced Portfolio)	EQ/Emerging Markets Equity Portfolio
EQ/Calvert Socially Responsible Portfolio	EQ/Putnam Growth & Income Value Portfolio
EQ/Capital Guardian International Portfolio	EQ/Putnam Voyager Portfolio
EQ/Capital Guardian Research Portfolio	(fka EQ/Putnam Investors Growth Portfolio)
EQ/Capital Guardian U.S. Equity Portfolio	EQ/Putnam International Equity Portfolio
EQ/Equity 500 Index Portfolio	EQ/Small Company Index Portfolio
(fka Alliance Equity Index Portfolio)	(fka BT Small Company Index Portfolio)

*	Effective May 18, 2001, the EQ Advisors Trust Portfolio names will include “EQ/”.

AMENDMENT NO. 8

TO THE AMENDED AND

RESTATED FIDELITY BOND SHARING AGREEMENT

Amendment No. 8 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 8”), dated as of May 2, 2003, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 and as amended by Amendment No.1 dated December 31, 1998, Amendment No.2 dated as of May 1, 1999, Amendment No. 3 dated as of July 12, 1999, Amendment No. 4 dated as of May 1, 2000, Amendment No. 5 dated as of September 1, 2000, Amendment No. 6 dated as of September 1, 2001 and Amendment No. 7 dated as of December 9, 2002 as follows:

1.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

2.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by The Equitable Life Assurance Society of the United States (“Equitable”) or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 8 as of the date first above set forth.

EQ ADVISORS TRUST		THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

By:	/s/ Steven M. Joenk	By:	/s/ Peter D. Noris
	Steven M. Joenk		Peter D. Noris
	President		Executive Vice President and Chief Investment Officer

APPENDIX A

AMENDMENT NO. 8

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio	EQ/Evergreen Omega Portfolio
EQ/Alliance Growth and Income Portfolio	(fka Evergreen Portfolio)
EQ/ High Yield Portfolio	EQ/FI Mid Cap Portfolio
EQ/Alliance Intermediate Government Securities Portfolio	EQ/FI Small/Mid Cap Value Portfolio
EQ/Alliance International Portfolio	(fka Warburg Pincus Small Company Value Portfolio)
EQ/Money Market Portfolio	EQ/Janus Large Cap Growth Portfolio
(name change as of November 22, 2002)	EQ/J.P. Morgan Core Bond Portfolio
EQ/Alliance Quality Bond Portfolio	(fka JPM Core Bond Portfolio)
EQ/Aggressive Stock Portfolio	EQ/Lazard Small Cap Value Portfolio
(fka Alliance Aggressive Stock Portfolio)	EQ/MARSICO FOCUS PORTFOLIO
EQ/Alliance Premier Growth Portfolio	EQ/Mercury Basic Value Equity Portfolio
EQ/Alliance Small Cap Growth Portfolio	(fka Merrill Lynch Value Equity Portfolio)
EQ/Alliance Technology Portfolio 33.3%	EQ/MFS Emerging Growth Companies Portfolio
EQ/Bernstein Diversified Value Portfolio	EQ/MFS Investors Trust Portfolio
(fka Lazard Large Cap Value Portfolio)	(fka MFS Growth with Income Portfolio)
EQ/Balanced Portfolio	EQ/Emerging Markets Equity Portfolio
(fka Alliance Balanced Portfolio)	EQ/Putnam Growth & Income Value Portfolio
EQ/Calvert Socially Responsible Portfolio	EQ/Putnam Voyager Portfolio
EQ/Capital Guardian International Portfolio	(fka EQ/Putnam Investors Growth Portfolio)
EQ/Capital Guardian Research Portfolio	EQ/Putnam International Equity Portfolio
EQ/Capital Guardian U.S. Equity Portfolio	EQ/Small Company Index Portfolio
EQ/Equity 500 Index Portfolio	(fka BT Small Company Index Portfolio)
(fka Alliance Equity Index Portfolio)

*	Effective May 18, 2001, the EQ Advisors Trust Portfolio names will include “EQ/”.

AMENDMENT NO. 9

TO THE AMENDED AND

RESTATED FIDELITY BOND SHARING AGREEMENT

Amendment No. 9 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 9”), dated as of July 9, 2004, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 and as amended by Amendment No.1 dated December 31, 1998, Amendment No.2 dated as of May 1, 1999, Amendment No. 3 dated as of July 12, 1999, Amendment No. 4 dated as of May 1, 2000, Amendment No. 5 dated as of September 1, 2000, Amendment No. 6 dated as of September 1, 2001 and Amendment No. 7 dated as of December 9, 2002, and Amendment No. 8 dated as of May 2, 2004 as follows:

1.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

2.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by The Equitable Life Assurance Society of the United States (“Equitable”) or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 9 as of the date first above set forth.

EQ ADVISORS TRUST		THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

By:	/s/ Kenneth T. Kozlowski	By:	/s/ Steven M. Joenk
	Kenneth T. Kozlowski		Steven M. Joenk
	Chief Financial Officer		Senior Vice President

APPENDIX A

AMENDMENT NO. 9

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio	EQ/Emerging Markets Equity Portfolio
EQ/Alliance Growth and Income Portfolio	EQ/Equity 500 Index Portfolio
EQ/Alliance Intermediate Government Securities Portfolio	(fka Alliance Equity Index Portfolio)
EQ/Alliance International Portfolio	EQ/Evergreen Omega Portfolio
EQ/Money Market Portfolio	(fka Evergreen Portfolio)
(name change as of November 22, 2002)	EQ/FI Mid Cap Portfolio
EQ/Alliance Quality Bond Portfolio	EQ/FI Small/Mid Cap Value Portfolio
EQ/Alliance Premier Growth Portfolio	(fka Warburg Pincus Small Company Value Portfolio)
EQ/Alliance Small Cap Growth Portfolio	EQ/Janus Large Cap Growth Portfolio
EQ/Bernstein Diversified Value Portfolio	EQ/J.P. Morgan Core Bond Portfolio
(fka Lazard Large Cap Value Portfolio)	(fka JPM Core Bond Portfolio)
EQ/Calvert Socially Responsible Portfolio	EQ/Lazard Small Cap Value Portfolio
EQ/Capital Guardian International Portfolio	EQ/MARSICO FOCUS PORTFOLIO
EQ/Capital Guardian Research Portfolio	EQ/Mercury Basic Value Equity Portfolio
EQ/Capital Guardian U.S. Equity Portfolio	(fka Merrill Lynch Value Equity Portfolio)
EQ/Enterprise Capital Appreciation Portfolio	EQ/Mercury International Value Portfolio
EQ/Enterprise Deep Value Portfolio	(fka EQ/Putnam International Equity Portfolio)
EQ/Enterprise Equity Income Portfolio	EQ/MFS Emerging Growth Companies Portfolio
EQ/Enterprise Equity Portfolio	EQ/MFS Investors Trust Portfolio
EQ/Enterprise Global Socially Responsive Portfolio	(fka MFS Growth with Income Portfolio)
EQ/Enterprise Growth and Income Portfolio	EQ/MONY Diversified Portfolio
EQ/Enterprise Growth Portfolio	EQ/MONY Equity Income Portfolio
EQ/Enterprise High Yield Bond Portfolio	EQ/MONY Equity Growth Portfolio
EQ/Enterprise International Growth Portfolio	EQ/MONY Government Securities Portfolio
EQ/Enterprise Managed Portfolio	EQ/MONY Intermediate Term Bond Portfolio
EQ/Enterprise Mergers and Acquisitions Portfolio	EQ/MONY Long Term Bond Portfolio
EQ/Enterprise Multi-Cap Growth Portfolio	EQ/MONY Money Market Portfolio
EQ/Enterprise Short Duration Bond Portfolio	EQ/Putnam Growth & Income Value Portfolio
EQ/Enterprise Small Company Growth Portfolio	EQ/Putnam Voyager Portfolio
EQ/Enterprise Small Company Value Portfolio	(fka EQ/Putnam Investors Growth Portfolio)
EQ/Enterprise Total Return Portfolio	EQ/Small Company Index Portfolio
(fka BT Small Company Index Portfolio)

*	Effective May 18, 2001, the EQ Advisors Trust Portfolio names include “EQ/”.

AMENDMENT NO. 10

TO THE AMENDED AND

RESTATED FIDELITY BOND SHARING AGREEMENT

Amendment No. 10 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 10”), dated as of October 1, 2004, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 and as amended by Amendment No.1 dated December 31, 1998, Amendment No.2 dated as of May 1, 1999, Amendment No. 3 dated as of July 12, 1999, Amendment No. 4 dated as of May 1, 2000, Amendment No. 5 dated as of September 1, 2000, Amendment No. 6 dated as of September 1, 2001 and Amendment No. 7 dated as of December 9, 2002, Amendment No. 8 dated as of May 2, 2004 and Amendment No. 9 dated as of July 9, 2004 as follows:

1.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

2.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by The Equitable Life Assurance Society of the United States (“Equitable”) or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 10 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Kenneth T. Kozlowski	By:	/s/ Steven M. Joenk
	Kenneth T. Kozlowski		Steven M. Joenk
	Chief Financial Officer		Senior Vice President

APPENDIX A

AMENDMENT NO. 10

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio	EQ/Equity 500 Index Portfolio
EQ/Alliance Growth and Income Portfolio	(fka Alliance Equity Index Portfolio)
EQ/Alliance Intermediate Government Securities Portfolio	EQ/Evergreen Omega Portfolio
EQ/Alliance International Portfolio	(fka Evergreen Portfolio)
EQ/Money Market Portfolio	EQ/FI Mid Cap Portfolio
(name change as of November 22, 2002)	EQ/FI Small/Mid Cap Value Portfolio
EQ/Alliance Quality Bond Portfolio	(fka Warburg Pincus Small Company Value Portfolio)
EQ/Alliance Premier Growth Portfolio	EQ/Janus Large Cap Growth Portfolio
EQ/Alliance Small Cap Growth Portfolio	EQ/J.P. Morgan Core Bond Portfolio
EQ/Bernstein Diversified Value Portfolio	(fka JPM Core Bond Portfolio)
(fka Lazard Large Cap Value Portfolio)	EQ/Lazard Small Cap Value Portfolio
EQ/Calvert Socially Responsible Portfolio	EQ/MARSICO FOCUS PORTFOLIO
EQ/Capital Guardian International Portfolio	EQ/Mercury Basic Value Equity Portfolio
EQ/Capital Guardian Research Portfolio	(fka Merrill Lynch Value Equity Portfolio)
EQ/Capital Guardian U.S. Equity Portfolio	EQ/Mercury International Value Portfolio
EQ/Enterprise Capital Appreciation Portfolio	(fka EQ/Putnam International Equity Portfolio)
EQ/Enterprise Deep Value Portfolio	EQ/MFS Emerging Growth Companies Portfolio
EQ/Enterprise Equity Income Portfolio	EQ/MFS Investors Trust Portfolio
EQ/Enterprise Equity Portfolio	(fka MFS Growth with Income Portfolio)
EQ/Enterprise Global Socially Responsive Portfolio	EQ/MONY Diversified Portfolio
EQ/Enterprise Growth and Income Portfolio	EQ/MONY Equity Income Portfolio
EQ/Enterprise Growth Portfolio	EQ/MONY Equity Growth Portfolio
EQ/Enterprise High Yield Bond Portfolio	EQ/MONY Government Securities Portfolio
EQ/Enterprise International Growth Portfolio	EQ/MONY Intermediate Term Bond Portfolio
EQ/Enterprise Managed Portfolio	EQ/MONY Long Term Bond Portfolio
EQ/Enterprise Mergers and Acquisitions Portfolio	EQ/MONY Money Market Portfolio
EQ/Enterprise Multi-Cap Growth Portfolio	EQ/Putnam Growth & Income Value Portfolio
EQ/Enterprise Short Duration Bond Portfolio	EQ/Putnam Voyager Portfolio
EQ/Enterprise Small Company Growth Portfolio	(fka EQ/Putnam Investors Growth Portfolio)
EQ/Enterprise Small Company Value Portfolio	EQ/Small Company Index Portfolio
EQ/Enterprise Total Return Portfolio	(fka BT Small Company Index Portfolio)
EQ/Emerging Markets Equity Portfolio	EQ/Wells Fargo Montgomery Small Cap Portfolio

*	Effective May 18, 2001, the EQ Advisors Trust Portfolio names will include “EQ/”.

AMENDMENT NO. 11

TO THE AMENDED AND

RESTATED FIDELITY BOND SHARING AGREEMENT

Amendment No. 11 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 10”), dated as of May 1, 2005, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 and as amended by Amendment No.1 dated December 31, 1998, Amendment No.2 dated as of May 1, 1999, Amendment No. 3 dated as of July 12, 1999, Amendment No. 4 dated as of May 1, 2000, Amendment No. 5 dated as of September 1, 2000, Amendment No. 6 dated as of September 1, 2001 and Amendment No. 7 dated as of December 9, 2002, Amendment No. 8 dated as of May 2, 2004, Amendment No. 9 dated as of July 9, 2004, and Amendment No. 10 dated as of October 1, 2004 as follows:

1.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

2.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by The Equitable Life Assurance Society of the United States (“Equitable”) or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 11 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Kenneth T. Kozlowski	By:	/s/ Steven M. Joenk
	Kenneth T. Kozlowski		Steven M. Joenk
	Chief Financial Officer		Senior Vice President

APPENDIX A

AMENDMENT NO. 11

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio	EQ/Lazard Small Cap Value Portfolio
EQ/Alliance Growth and Income Portfolio	EQ/Lord Abbett Growth and Income Portfolio
EQ/Alliance Intermediate Government Securities Portfolio	EQ/Lord Abbett Mid Cap Value Portfolio
EQ/Alliance International Portfolio	EQ/Lord Abbett Large Cap Core Portfoliio
EQ/Money Market Portfolio	EQ/MARSICO FOCUS PORTFOLIO
(fka EQ/Alliance Money Market Portfolio )	EQ/Mercury Basic Value Equity Portfolio
EQ/Alliance Quality Bond Portfolio	(fka Merrill Lynch Value Equity Portfolio)
EQ/Alliance Premier Growth Portfolio	EQ/Mercury International Value Portfolio
EQ/Alliance Small Cap Growth Portfolio	(fka EQ/Putnam International Equity Portfolio)
EQ/Bernstein Diversified Value Portfolio	EQ/MFS Emerging Growth Companies Portfolio
(fka Lazard Large Cap Value Portfolio)	EQ/MFS Investors Trust Portfolio
EQ/Bear Stearns Small Company Growth Portfolio	(fka MFS Growth with Income Portfolio)
(fka EQ/Enterprise Small Company Growth Portfolio)	EQ/Montag & Caldwell Growth Portfolio
EQ/Boston Advisors Equity Income Portfolio	(fka EQ/Enterprise Growth Portfolio)
(fka EQ/Enterprise Equity Income Portfolio)	EQ/MONY Diversified Portfolio
EQ/Calvert Socially Responsible Portfolio	EQ/MONY Equity Income Portfolio
EQ/Capital Guardian International Portfolio	EQ/MONY Equity Growth Portfolio
EQ/Capital Guardian Research Portfolio	EQ/ Government Securities Portfolio
EQ/Capital Guardian U.S. Equity Portfolio	(fka EQ/MONY Government Securities Portfolio)
EQ/Capital Guardian Growth Portfolio	EQ/ Intermediate Term Bond Portfolio
(fka EQ/Putnam Voyager Portfolio)	(fka EQ/MONY Intermediate Term Bond Portfolio)
EQ/Caywood-Scholl High Yield Bond	EQ/ Long Term Bond Portfolio
(fka EQ/Enterprise High Yield Bond Portfolio)	(fka EQ/MONY Long Term Bond Portfolio)
EQ/Enterprise Capital Appreciation Portfolio	EQ/ Money Market Portfolio
EQ/Enterprise Deep Value Portfolio	(fka EQ/MONY Money Market Portfolio)
EQ/Enterprise Global Socially Responsive Portfolio	EQ/PIMCO Real Return Portfolio
EQ/Enterprise International Growth Portfolio	(fka EQ/Enterprise Total Return Portfolio)
EQ/Enterprise Managed Portfolio	EQ/Putnam Growth & Income Value Portfolio
EQ/Enterprise Multi-Cap Growth Portfolio	EQ/Putnam Voyager Portfolio
EQ/Equity 500 Index Portfolio	(fka EQ/Putnam Investors Growth Portfolio)
(fka Alliance Equity Index Portfolio)	EQ/Small Company Index Portfolio
EQ/Evergreen Omega Portfolio	(fka BT Small Company Index Portfolio)
(fka Evergreen Portfolio)	EQ/ Short Duration Bond Portfolio
EQ/FI Mid Cap Portfolio	(fka EQ/Enterprise Short Duration Bond Portfolio)
EQ/FI Small/Mid Cap Value Portfolio	EQ/TCW Equity Portfolio
(fka Warburg Pincus Small Company Value Portfolio)	(fka EQ/Enterprise Equity Portfolio)
EQ/Gabelli Mergers and Acquisitions Portfolio	EQ/UBS Growth and Income Portfolio
(fka EQ/Enterprise Mergers and Acquisitions Portfolio)	(fka EQ/Enterprise Growth and Income Portfolio)
EQ/Gabelli Small Company Value Portfolio	EQ/Van Kampen Comstock Portfolio
EQ/Enterprise Small Company Value Portfolio)	EQ/Van Kampen Emerging Markets Equity Portfolio
EQ/Janus Large Cap Growth Portfolio	(fka EQ/Emerging Markets Equity Portfolio)
EQ/J.P. Morgan Core Bond Portfolio	EQ/Van Kampen Mid Cap Growth Portfolio
(fka JPM Core Bond Portfolio)	EQ/Wells Fargo Montgomery Small Cap Portfolio
EQ/JP Morgan Value Opportunities
(fka EQ/Putnam Growth and Income Portfolio)

AMENDMENT NO. 12

TO THE AMENDED AND

RESTATED FIDELITY BOND SHARING AGREEMENT

Amendment No. 12 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 13”), dated as of September 20, 2005, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 and as amended by Amendment No.1 dated December 31, 1998, Amendment No.2 dated as of May 1, 1999, Amendment No. 3 dated as of July 12, 1999, Amendment No. 4 dated as of May 1, 2000, Amendment No. 5 dated as of September 1, 2000, Amendment No. 6 dated as of September 1, 2001 and Amendment No. 7 dated as of December 9, 2002, Amendment No. 8 dated as of May 2, 2004, Amendment No. 9 dated as of July 9, 2004, Amendment No. 10 dated as of October 1, 2004, Amendment No. 11 dated as of May 1, 2005 as follows:

1.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

2.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by The Equitable Life Assurance Society of the United States (“Equitable”) or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 13 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Kenneth T. Kozlowski	By:	/s/ Steven M. Joenk
	Kenneth T. Kozlowski		Steven M. Joenk
	Chief Financial Officer		Senior Vice President

APPENDIX A

AMENDMENT NO. 12

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio	EQ/JP Morgan Value Opportunities Portfolio
EQ/Alliance Growth and Income Portfolio	(fka EQ/Putnam Growth and Income Portfolio)
EQ/Alliance Intermediate Government Securities Portfolio	EQ/Lazard Small Cap Value Portfolio
EQ/Alliance International Portfolio	EQ/Legg Mason Value Equity Portfolio
EQ/Money Market Portfolio	EQ/Lord Abbett Growth and Income Portfolio
(fka EQ/Alliance Money Market Portfolio )	EQ/Lord Abbett Mid Cap Value Portfolio
EQ/Alliance Quality Bond Portfolio	EQ/Lord Abbett Large Cap Core Portfoliio
EQ/Alliance Large Cap Growth Portfolio	EQ/MARSICO FOCUS PORTFOLIO
(fka EQ/Alliance Premier Growth Portfolio)	EQ/Mercury Basic Value Equity Portfolio
EQ/Alliance Small Cap Growth Portfolio	(fka Merrill Lynch Value Equity Portfolio)
EQ/Ariel Appreciation II Portfolio	EQ/Mercury International Value Portfolio
EQ/Bernstein Diversified Value Portfolio	(fka EQ/Putnam International Equity Portfolio)
(fka Lazard Large Cap Value Portfolio)	EQ/MFS Emerging Growth Companies Portfolio
EQ/Bear Stearns Small Company Growth Portfolio	EQ/MFS Investors Trust Portfolio
(fka EQ/Enterprise Small Company Growth Portfolio)	(fka MFS Growth with Income Portfolio)
EQ/Boston Advisors Equity Income Portfolio	EQ/Montag & Caldwell Growth Portfolio
(fka EQ/Enterprise Equity Income Portfolio)	(fka EQ/Enterprise Growth Portfolio)
EQ/Calvert Socially Responsible Portfolio	EQ/MONY Diversified Portfolio
EQ/Capital Guardian International Portfolio	EQ/MONY Equity Income Portfolio
EQ/Capital Guardian Research Portfolio	EQ/MONY Equity Growth Portfolio
EQ/Capital Guardian U.S. Equity Portfolio	EQ/ Government Securities Portfolio
EQ/Capital Guardian Growth Portfolio	(fka EQ/MONY Government Securities Portfolio)
(fka EQ/Putnam Voyager Portfolio)	EQ/ Intermediate Term Bond Portfolio
EQ/Caywood-Scholl High Yield Bond	(fka EQ/MONY Intermediate Term Bond Portfolio)
(fka EQ/Enterprise High Yield Bond Portfolio)	EQ/ Long Term Bond Portfolio
EQ/Enterprise Capital Appreciation Portfolio	(fka EQ/MONY Long Term Bond Portfolio)
EQ/Enterprise Deep Value Portfolio	EQ/ MONY Money Market Portfolio
EQ/Enterprise Global Socially Responsive Portfolio	EQ/PIMCO Real Return Portfolio
EQ/International Growth Portfolio	(fka EQ/Enterprise Total Return Portfolio)
(fka EQ/Enterprise International Growth Portfolio)	EQ/Small Company Index Portfolio
EQ/Enterprise Managed Portfolio	(fka BT Small Company Index Portfolio)
EQ/Enterprise Multi-Cap Growth Portfolio	EQ/ Short Duration Bond Portfolio
EQ/Equity 500 Index Portfolio	(fka EQ/Enterprise Short Duration Bond Portfolio)
(fka Alliance Equity Index Portfolio)	EQ/TCW Equity Portfolio
EQ/Evergreen Omega Portfolio	(fka EQ/Enterprise Equity Portfolio)
(fka Evergreen Portfolio)	EQ/UBS Growth and Income Portfolio
EQ/Evergreen International Bond Portfolio	(fka EQ/Enterprise Growth and Income Portfolio)
EQ/FI Mid Cap Portfolio	EQ/Van Kampen Comstock Portfolio
EQ/FI Small/Mid Cap Value Portfolio	EQ/Van Kampen Emerging Markets Equity Portfolio
(fka Warburg Pincus Small Company Value Portfolio)	(fka EQ/Emerging Markets Equity Portfolio)
EQ/Mergers and Acquisitions Portfolio	EQ/Van Kampen Mid Cap Growth Portfolio
(fka EQ/Enterprise Mergers and Acquisitions Portfolio)	EQ/Wells Fargo Montgomery Small Cap Portfolio
EQ/Small Company Value Portfolio
(fka EQ/Enterprise Small Company Value Portfolio)
EQ/Janus Large Cap Growth Portfolio
EQ/J.P. Morgan Core Bond Portfolio
(fka JPM Core Bond Portfolio)

AMENDMENT NO. 13

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 13 to the Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 13”), dated as of August 1, 2006, between EQ/Advisors Trust, a Delaware statutory trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Equitable Life Insurance Company, the investment manager for the Trust (“Manager”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement, dated as of December 9, 1997, as amended, between the Trust, on behalf of each of the Portfolios, and the Manager (“Agreement”), as follows:

1.	New Portfolios. EQ/AXA Rosenberg Value Long/Short Portfolio, EQ/Davis New York Venture Portfolio, EQ/Franklin Small Cap Value Portfolio, EQ/Franklin Income Portfolio, EQ/International ETF Portfolio, EQ/Mutual Shares Portfolio, EQ/Oppenheimer Global Portfolio, EQ/Oppenheimer Main Street Opportunity Portfolio, EQ/Oppenheimer Main Street Small Cap Portfolio, EQ/Templeton Growth Portfolio and EQ/Van Kampen Real Estate Portfolio, (“New Portfolios”) shall be included as Portfolios in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

3.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by the Manager or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 13 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Kenneth T. Kozlowski	By:	/s/ Steven M. Joenk
	Kenneth T. Kozlowski		Steven M. Joenk
	Chief Financial Officer and Treasurer		Senior Vice President

APPENDIX A

AMENDMENT NO. 13

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS

EQ/Alliance Common Stock Portfolio	EQ/Van Kampen Comstock Portfolio
EQ/Alliance Growth and Income Portfolio	EQ/Van Kampen Emerging Markets Equity Portfolio
EQ/Alliance Intermediate Government Securities Portfolio	EQ/Van Kampen Mid Cap Growth Portfolio
EQ/Alliance International Portfolio	EQ/Wells Fargo Montgomery Small Cap Portfolio
EQ/Alliance Large Cap Growth Portfolio	EQ/Bear Stearns Small Company Growth Portfolio
EQ/Alliance Quality Bond Portfolio	EQ/Boston Advisors Equity Income Portfolio
EQ/Alliance Small Cap Growth Portfolio	EQ/Caywood-Scholl High Yield Bond Portfolio
EQ/Ariel Appreciation II	EQ/Enterprise Moderate Allocation Portfolio
EQ/Bernstein Diversified Value Portfolio	EQ/GAMCO Mergers and Acquisitions Portfolio
EQ/Calvert Socially Responsible Portfolio	EQ/GAMCO Small Company Value Portfolio
EQ/Capital Guardian Growth Portfolio	EQ/Government Securities Portfolio
EQ/Capital Guardian International Portfolio	EQ/Intermediate Term Bond Portfolio
EQ/Capital Guardian Research Portfolio	EQ/International Growth Portfolio
EQ/Capital Guardian U.S. Equity Portfolio	EQ/Long Term Bond Portfolio
EQ/Equity 500 Index Portfolio	EQ/Montag & Caldwell Growth Portfolio
EQ/Evergreen International Bond Portfolio	EQ/PIMCO Real Return Portfolio
EQ/Evergreen Omega Portfolio	EQ/TCW Equity Portfolio
EQ/FI Mid Cap Portfolio	EQ/Short Duration Bond Portfolio
EQ/FI Mid Cap Value Portfolio	EQ/UBS Growth and Income Portfolio
EQ/Janus Large Cap Growth Portfolio	EQ/AXA Rosenberg Value Long/Short Portfolio
EQ/JPMorgan Core Bond Portfolio	EQ/Davis New York Venture Portfolio
EQ/JPMorgan Value Opportunities Portfolio	EQ/Franklin Income Portfolio
EQ/Lazard Small Cap Value Portfolio	EQ/Franklin Small Cap Value Portfolio
EQ/Legg Mason Value Equity Portfolio	EQ/International ETF Portfolio
EQ/Lord Abbett Growth and Income Portfolio	EQ/Mutual Shares Portfolio
EQ/Lord Abbett Large Cap Core Portfolio	EQ/Oppenheimer Global Portfolio
EQ/Lord Abbett Mid Cap Value Portfolio	EQ/Oppenheimer Main Street Opportunity Portfolio
EQ/Marsico Focus Portfolio	EQ/Oppenheimer Main Street Small Cap Portfolio
EQ/Mercury Basic Value Equity Portfolio	EQ/Templeton Growth Portfolio
EQ/Mercury International Value Portfolio	EQ/Van Kampen Real Estate Portfoli
EQ/MFS Emerging Growth Companies Portfolio
EQ/MFS Investors Trust Portfolio
EQ/Money Market Portfolio
EQ/Small Company Index Portfolio

AMENDMENT NO. 14

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 14 to the Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 14”), dated as of May 1, 2007, between EQ Advisors Trust, a Delaware statutory trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Equitable Life Insurance Company, the investment manager for the Trust (“Manager”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement, dated as of December 9, 1997, as amended, between the Trust, on behalf of each of the Portfolios, and the Manager (“Agreement”), as follows:

1.	Amendment No. 14 includes provisions for a new portfolio of the Trust (the EQ/Franklin Templeton Founding Strategy Portfolio) and updates the names of certain existing Portfolios.

2.	MarketPLUS Portfolios. Effective as of May 25, 2007, the EQ/Capital Guardian International Portfolio, EQ/FI Mid Cap Value Portfolio, EQ/MFS Investors Trust Portfolio and EQ/MFS Emerging Growth Companies Portfolio will convert to the MarketPLUS International Core Portfolio, MarketPLUS Mid Cap Value Portfolio, MarketPLUS Large Cap Core Portfolio and MarketPLUS Large Cap Growth Portfolio, respectively.

3.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 14 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Kenneth T. Kozlowski	By:	/s/ Steven M. Joenk
	Kenneth T. Kozlowski		Steven M. Joenk
	Chief Financial Officer and Treasurer		Senior Vice President

APPENDIX A

AMENDMENT NO. 14

AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

EQ/AllianceBernstein Common Stock Portfolio	EQ/Legg Mason Value Equity Portfolio
EQ/AllianceBernstein International Portfolio	EQ/Long Term Bond Portfolio
EQ/AllianceBernstein Large Cap Growth Portfolio	EQ/Lord Abbett Growth and Income Portfolio
EQ/AllianceBernstein Quality Bond Portfolio	EQ/Lord Abbett Large Cap Core Portfolio
EQ/AllianceBernstein Small Cap Growth Portfolio	EQ/Lord Abbett Mid Cap Value Portfolio
EQ/AllianceBernstein Value Portfolio	EQ/Marsico Focus Portfolio
EQ/Ariel Appreciation II	EQ/Mercury Basic Value Equity*
EQ/AXA Rosenberg Value Long/Short Portfolio	EQ/Mercury International Value*
EQ/BlackRock Basic Value Equity Portfolio*	EQ/MFS Emerging Growth Companies Portfolio*
(formerly, EQ/Mercury Basic Value Equity)	EQ/MFS Investors Trust Portfolio*
EQ/BlackRock International Value Portfolio*	EQ/Money Market Portfolio
(formerly, EQ/Mercury International Value)	EQ/Montag & Caldwell Growth Portfolio
EQ/Bond Index Portfolio	EQ/Mutual Shares Portfolio
EQ/Boston Advisors Equity Income Portfolio	EQ/Oppenheimer Global Portfolio
EQ/Calvert Socially Responsible Portfolio	EQ/Oppenheimer Main Street Opportunity Portfolio
EQ/Capital Guardian Growth Portfolio	EQ/Oppenheimer Main Street Small Cap Portfolio
EQ/Capital Guardian International Portfolio*	EQ/PIMCO Real Return Portfolio
EQ/Capital Guardian Research Portfolio	EQ/Short Duration Bond Portfolio
EQ/Caywood-Scholl High Yield Bond Portfolio	EQ/Small Cap Value Portfolio
EQ/Davis New York Venture Portfolio	EQ/Small Company Growth Portfolio
EQ/Enterprise Moderate Allocation Portfolio	EQ/Small Company Index Portfolio
EQ/Equity 500 Index Portfolio	EQ/TCW Equity Portfolio
EQ/Evergreen International Bond Portfolio	EQ/Templeton Growth Portfolio
EQ/Evergreen Omega Portfolio	EQ/UBS Growth and Income Portfolio
EQ/FI Mid Cap Portfolio	EQ/Van Kampen Comstock Portfolio
EQ/FI Mid Cap Value Portfolio*	EQ/Van Kampen Emerging Markets Equity Portfolio
EQ/Franklin Income Portfolio	EQ/Van Kampen Mid Cap Growth Portfolio
EQ/Franklin Small Cap Value Portfolio	EQ/Van Kampen Real Estate Portfolio
EQ/Franklin Templeton Founding Strategy Portfolio	EQ/Wells Fargo Montgomery Small Cap Portfolio
EQ/GAMCO Mergers and Acquisitions Portfolio	MarketPLUS International Core Portfolio*
EQ/GAMCO Small Company Value Portfolio	MarketPLUS Large Cap Core Portfolio*
EQ/Government Securities Portfolio	MarketPLUS Large Cap Growth Portfolio*
EQ/International ETF Portfolio	MarketPLUS Mid Cap Value Portfolio*
EQ/International Growth Portfolio
EQ/Janus Large Cap Growth Portfolio
EQ/JPMorgan Core Bond Portfolio
EQ/JPMorgan Value Opportunities Portfolio

*	Name changes effective on or about May 25, 2007.